Exhibit 99

Taubman Centers, Inc.	T 248.258.6800
200 East Long Lake Road	www.taubman.com
Suite 300
Bloomfield Hills, Michigan
48304-2324

Taubman Centers, Inc., Issues Strong Third Quarter Results and Raises Guidance

•	Comparable Center Net Operating Income (NOI) Up

•	Mall Tenant Sales Per Square Foot, Average Rent Per Square Foot, Comparable Center Occupancy and Leased Space All Up

•	Short Hills $1 Billion Financing and International Market Place Construction Facility Complete

BLOOMFIELD HILLS, Mich., Oct. 26, 2015 - - Taubman Centers, Inc. (NYSE: TCO) today reported financial results for the third quarter of 2015.

	September 30, 2015 Three Months Ended (1)	September 30, 2014 Three Months Ended	September 30, 2015 Nine Months Ended (1)	September 30, 2014 Nine Months Ended
Net income attributable to common shareholders (EPS) per diluted common share	$0.50	$0.53	$1.34	$6.60 (3)
Funds from Operations (FFO) per diluted common share Growth rate	$0.89 2.3%	$0.87	$2.46 (4.3)%	$2.57
Adjusted Funds from Operations (Adjusted FFO) per diluted common share Growth rate	$0.86 (2) (5.5)%	$0.91 (4)	$2.44 (2) (8.6)%	$2.67 (4)

(1)
Excludes the operations of the seven centers sold to Starwood Capital Group in October 2014 and Arizona Mills (Tempe, Ariz.), which was sold in January 2014. Includes the operations of The Mall at University Town Center (Sarasota, Fla.), which opened in October 2014, and The Mall of San Juan (San Juan, Puerto Rico), which opened in March 2015.

(2)
Adjusted FFO for the three and nine months ended September 30, 2015 excludes the reversal of certain prior period executive share-based compensation expense due to the announcement of an executive management transition.

(3)
Includes a net gain of $477 million ($5.30 per share) on the sale of a 49.9 percent interest in the entity that owns International Plaza (Tampa, Fla.), as well as investments in Arizona Mills and land in Syosset, New York (Oyster Bay).

(4)	Adjusted FFO for the three and nine months ended September 30, 2014 excludes charges related to the sale of seven centers to Starwood.

“This quarter our strong results were driven by lower operating expenses and increased rents and occupancy,” said Robert S. Taubman, chairman, president and chief executive officer of Taubman Centers. “Results were also positively impacted by the progress we’ve made on our share repurchase program.”

The October 2014 sale of seven centers to Starwood reduced FFO by 13.5 cents during the third quarter in comparison to the prior year.

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Taubman Centers/2

Operating Statistics

Comparable center NOI, including lease cancellation income, was up 3.4 percent for the quarter, bringing year-to-date growth to 2.8 percent. Excluding lease cancellation income, comparable center NOI was up 2.8 percent for the quarter, bringing year-to-date growth to 3 percent.

Comparable center mall tenant sales per square foot rose 2.4 percent from the third quarter of 2014. This brings the company's 12-month trailing mall tenant sales per square foot to $805, an increase of 1.9 percent from the 12-months ended September 30, 2014. Year-to-date, sales per square foot were up 2.5 percent.

Average rent per square foot for the quarter was $60.53, up 1.4 percent from $59.68 in the comparable period last year. Year-to-date, average rent per square foot was up 2.3 percent.

Trailing 12-month releasing spreads per square foot for the period ended September 30, 2015 were a robust 21.4 percent.

Ending occupancy in comparable centers was 93.8 percent on September 30, 2015, up 0.7 percent from 93.1 percent on September 30, 2014. Leased space in comparable centers was 97.1 percent on September 30, 2015, up 1.3 percent from 95.8 percent on September 30, 2014.

“Our portfolio of high quality centers continue to produce solid increases in all of our key operating metrics,” added Mr. Taubman.

CFO Transition Announced

In September, the company announced that Lisa A. Payne, vice chairman and chief financial officer, will transition the CFO role to current Treasurer and Executive Vice President, Capital Markets, Simon J. Leopold. Mr. Leopold joined Taubman in 2012 and has since been responsible for Taubman’s capital markets and financing activities, corporate tax and treasury, and real estate acquisitions and dispositions. Ms. Payne will retain her role as vice chairman of the Board until leaving the company in March 2016. Concurrent with the announcement, certain prior period share-based compensation expense for Ms. Payne was reversed. The company has adjusted FFO for this reversal. See Taubman’s Lisa A. Payne to Transition CFO Role to Treasurer and Executive Vice President, Capital Markets, Simon J. Leopold, Effective January 1, 2016 - Sept. 15, 2015

Financing Activity

In August, the previously announced construction loan financing for International Market Place (Waikiki, Honolulu, Hawaii) closed. The $330.9 million loan has a three-year term with two one-year extension options and bears interest at LIBOR plus 1.75 percent. The loan is interest-only during the initial three-year term.

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Taubman Centers/3

In September, the company completed the previously announced $1 billion, 12-year, non-recourse financing on The Mall at Short Hills (Short Hills, N.J.). The loan is interest-only for the entire term and bears interest at an all-in fixed rate of 3.56 percent. Proceeds were used to repay the previous $540 million, 5.47 percent fixed rate loan and to pay off the company’s revolving lines of credit. The remaining proceeds are reflected in the company’s cash balance and are being used for general corporate purposes.

Share Repurchase Program

During the quarter ended September 30, 2015, the company purchased 631,282 shares of its common stock at an average price of $68.63 per share. Since the program’s inception in August 2013, the company has purchased 4,221,774 shares of its common stock for $303 million, an average price of $71.80 per share. At September 30, 2015, the company had approximately $147 million available under its share repurchase authorization.

2015 Guidance Increased

The company is increasing its guidance for 2015 FFO per diluted common share to $3.38 to $3.46, up from the previous range of $3.28 to $3.36. The company’s guidance for 2015 Adjusted FFO per diluted share is $3.36 to $3.44. 2015 Adjusted FFO guidance excludes the reversal of certain prior period executive share-based compensation expense due to the announcement of an executive management change. The impact of share repurchases through September 30, 2015 are included in the company’s FFO and Adjusted FFO guidance, but assumptions for future repurchases are excluded.

The company is also increasing its guidance for 2015 EPS to $1.76 to $1.89, up from $1.65 to $1.78.

Supplemental Investor Information Available

The company provides supplemental investor information along with its earnings announcements, available online at www.taubman.com under “Investors.” This includes the following:

•	Company Information

•	Income Statements

•	Earnings Reconciliations

•	Changes in Funds from Operations and Earnings Per Common Share

•	Components of Other Income, Other Operating Expense, and Nonoperating Income (Expense)

•	Recoveries Ratio Analysis

•	Balance Sheets

•	Debt Summary

•	Other Debt, Equity and Certain Balance Sheet Information

•	Construction and Redevelopment

•	Capital Spending

•	Operational Statistics

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Taubman Centers/4

•	Summary of Key Guidance Measures

•	Owned Centers

•	Major Tenants in Owned Portfolio

•	Anchors in Owned Portfolio

•	Operating Statistics Glossary

Investor Conference Call

The company will host a conference call at 10:00 a.m. EDT on Tuesday, October 27 to discuss its results, business conditions and the company’s outlook for the remainder of 2015. The conference call will be simulcast at www.taubman.com. An online replay will be available shortly after the call and will continue for approximately 90 days.

About Taubman

Taubman Centers is an S&P MidCap 400 Real Estate Investment Trust engaged in the ownership, management and/or leasing of 22 regional, super-regional and outlet shopping centers in the U.S. and Asia. Taubman’s U.S.-owned properties are the most productive in the publicly held U.S. regional mall industry. Taubman is currently developing four properties in the U.S. and Asia totaling 4.1 million square feet. Founded in 1950, Taubman is headquartered in Bloomfield Hills, Mich. Taubman Asia, founded in 2005, is headquartered in Hong Kong. www.taubman.com.

For ease of use, references in this press release to “Taubman Centers,” “company,” “Taubman” or an operating platform mean Taubman Centers, Inc. and/or one or more of a number of separate, affiliated entities. Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself or the named operating platform.

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. The forward-looking statements included in this release are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties.  You should review the company's filings with the Securities and Exchange Commission, including “Risk Factors” in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of such risks and uncertainties.

CONTACTS:
Ryan Hurren, Taubman, Director, Investor Relations, 248-258-7232
rhurren@taubman.com

Maria Mainville, Taubman, Director, Strategic Communications, 248-258-7469
mmainville@taubman.com

# # #

Taubman Centers/5

TAUBMAN CENTERS, INC.
Table 1 - Summary of Results
For the Periods Ended September 30, 2015 and 2014
(in thousands of dollars, except as indicated)
	Three Months Ended		Year to Date
	2015	2014	2015	2014
Net income (1)	52,629	56,637	145,962	621,848
Noncontrolling share of income of consolidated joint ventures	(2,780)	(2,643)	(8,043)	(8,013)
Noncontrolling share of income of TRG	(13,151)	(14,057)	(35,815)	(170,922)
Distributions to participating securities of TRG	(492)	(471)	(1,477)	(1,409)
Preferred stock dividends	(5,784)	(5,784)	(17,353)	(17,353)
Net income attributable to Taubman Centers, Inc. common shareowners (1)	30,422	33,682	83,274	424,151
Net income per common share - basic (1)	0.50	0.53	1.35	6.71
Net income per common share - diluted (1)	0.50	0.53	1.34	6.60
Beneficial interest in EBITDA - Combined (2)	110,715	116,972	313,355	838,015
Adjusted Beneficial interest in EBITDA - Combined (2)	108,047	120,354	311,366	360,613
Funds from Operations attributable to partnership unitholders and participating securities of TRG (1)(2)	77,614	78,450	218,126	231,537
Funds from Operations attributable to TCO's common shareowners (1)(2)	55,120	56,045	155,029	165,418
Funds from Operations per common share - basic (1)(2)	0.91	0.89	2.51	2.62
Funds from Operations per common share - diluted (1)(2)	0.89	0.87	2.46	2.57
Adjusted Funds from Operations attributable to partnership unitholders and participating securities of TRG (1)(2)	74,946	81,832	216,137	240,755
Adjusted Funds from Operations attributable to TCO's common shareowners (1)(2)	53,232	58,466	153,614	172,015
Adjusted Funds from Operations per common share - basic (1)(2)	0.88	0.92	2.49	2.72
Adjusted Funds from Operations per common share - diluted (1)(2)	0.86	0.91	2.44	2.67
Weighted average number of common shares outstanding - basic	60,713,379	63,317,680	61,778,051	63,249,400
Weighted average number of common shares outstanding - diluted	61,426,115	64,087,742	62,573,957	64,876,051
Common shares outstanding at end of period	60,258,750	63,319,539
Weighted average units - Operating Partnership - basic	85,776,728	88,453,782	86,854,852	88,392,327
Weighted average units - Operating Partnership - diluted	87,360,726	90,095,106	88,522,020	90,018,978
Units outstanding at end of period - Operating Partnership	85,320,909	88,454,989
Ownership percentage of the Operating Partnership at end of period	70.6%	71.6%
Number of owned shopping centers at end of period	19	24

Operating Statistics:
Net Operating Income excluding lease cancellation income - growth % (2)(3)	2.8%	2.8%	3.0%	3.1%
Net Operating Income including lease cancellation income - growth % (2)(3)	3.4%	3.0%	2.8%	4.1%
Mall tenant sales - all centers (4)	1,197,976	1,121,619	3,577,249	3,368,300
Mall tenant sales - comparable (3)(4)	1,139,106	1,121,619	3,405,080	3,368,300
Ending occupancy - all centers	92.2%	93.0%	92.2%	93.0%
Ending occupancy - comparable (3)	93.8%	93.1%	93.8%	93.1%
Leased space - all centers	96.3%	95.3%	96.3%	95.3%
Leased space - comparable (3)	97.1%	95.8%	97.1%	95.8%
Average rent per square foot - Consolidated Businesses (3)	62.04	60.75	61.42	58.35
Average rent per square foot - Unconsolidated Joint Ventures (3)	58.43	58.20	58.76	59.90
Average rent per square foot - Combined (3)	60.53	59.68	60.31	58.96

	Twelve Months Trailing
	2015	2014
Operating Statistics:
Mall tenant sales - all centers (4)	5,178,411	4,923,444
Mall tenant sales - comparable (3)(4)	4,944,808	4,923,444
Sales per square foot (3)(4)	805	790
All centers (4):
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses	14.1%	13.7%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures	13.3%	13.3%
Mall tenant occupancy costs as a percentage of tenant sales - Combined	13.7%	13.6%
Comparable centers (3)(4):
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses	14.1%	13.7%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures	13.4%	13.3%
Mall tenant occupancy costs as a percentage of tenant sales - Combined	13.8%	13.6%

Taubman Centers/6

(1)
Earnings no longer reflect the results of the centers sold to the Starwood Capital Group (Starwood) for periods after the October 2014 disposition date. During the nine month period ended September 30, 2014, the Company recognized a gain (net of tax) of $476.9 million from dispositions of interests in International Plaza, Arizona Mills, and land in Syosset, New York related to the former Oyster Bay project. The effect of the gain on dispositions from the International Plaza, Arizona Mills, and Oyster Bay dispositions on diluted earnings per common share (EPS) was $5.30 per share.

(2)
Beneficial interest in EBITDA represents the Operating Partnership’s share of the earnings before interest, income taxes, and depreciation and amortization of its consolidated and unconsolidated businesses. The Company believes Beneficial interest in EBITDA provides a useful indicator of operating performance, as it is customary in the real estate and shopping center business to evaluate the performance of properties on a basis unaffected by capital structure.

The Company uses Net Operating Income (NOI) as an alternative measure to evaluate the operating performance of centers, both on individual and stabilized portfolio bases. The Company defines NOI as property-level operating revenues (includes rental income excluding straight-line adjustments of minimum rent) less maintenance, taxes, utilities, promotion, ground rent (including straight-line adjustments), and other property operating expenses. Since NOI excludes general and administrative expenses, pre-development charges, interest income and expense, depreciation and amortization, impairment charges, restructuring charges, and gains from peripheral land and property dispositions, it provides a performance measure that, when compared period over period, reflects the revenues and expenses most directly associated with owning and operating rental properties, as well as the impact on their operations from trends in tenant sales, occupancy and rental rates, and operating costs. The Company also uses NOI excluding lease cancellation income as an alternative measure because this income may vary significantly from period to period, which can affect comparability and trend analysis. The Company generally provides separate projections for expected comparable center NOI growth and lease cancellation income. Comparable centers are generally defined as centers that were owned and open for the entire current and preceding period presented.

The National Association of Real Estate Investment Trusts (NAREIT) defines Funds from Operations (FFO) as net income (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from extraordinary items and sales of properties and impairment write-downs of depreciable real estate, plus real estate related depreciation and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is a useful supplemental measure of operating performance for REITs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, the Company and most industry investors and analysts have considered presentations of operating results that exclude historical cost depreciation to be useful in evaluating the operating performance of REITs. The Company primarily uses FFO in measuring performance and in formulating corporate goals and compensation.

The Company may also present adjusted versions of NOI, Beneficial interest in EBITDA, and FFO when used by management to evaluate operating performance when certain significant items have impacted results that affect comparability with prior or future periods due to the nature or amounts of these items. The Company believes the disclosure of the adjusted items is similarly useful to investors and others to understand management's view on comparability of such measures between periods. During the three and nine month periods ended September 30, 2015, upon the announcement of an executive management transition, the Company reversed certain prior period share-based compensation expense, for which the Company adjusted FFO and EBITDA. For the three and nine month periods ended September 30, 2014, FFO and EBITDA were adjusted for expenses related to the sale of centers to Starwood Capital Group (Starwood). Specifically, these measures were adjusted for charges related to the discontinuation of hedge accounting on the interest rate swap previously designated to hedge the MacArthur Center (MacArthur) note payable, a restructuring charge, and disposition costs incurred related to the sale. In addition, for the nine month period ended September 30, 2014, EBITDA was adjusted for the gain on dispositions of interests in International Plaza, Arizona Mills, and land in Syosset, New York related to the former Oyster Bay project.

These non-GAAP measures as presented by the Company are not necessarily comparable to similarly titled measures used by other REITs due to the fact that not all REITs use the same definitions. These measures should not be considered alternatives to net income or as an indicator of the Company's operating performance. Additionally, these measures do not represent cash flows from operating, investing, or financing activities as defined by GAAP.

(3)
Statistics exclude non-comparable centers for all periods presented. The September 30, 2014 statistics have been restated to include comparable centers to 2015. Sales per square foot exclude spaces greater than or equal to 10,000 square feet.

(4)	Based on reports of sales furnished by mall tenants.

Taubman Centers/7

TAUBMAN CENTERS, INC.
Table 2 - Income Statement
For the Three Months Ended September 30, 2015 and 2014
(in thousands of dollars)
	2015		2014
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES (1)	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	77,484	53,633	96,691	48,226
Percentage rents	5,032	2,060	5,263	2,270
Expense recoveries	47,206	32,908	63,527	28,517
Management, leasing, and development services	3,367		3,135
Other	6,894	2,399	7,428	1,658
Total revenues	139,983	91,000	176,044	80,671

EXPENSES:
Maintenance, taxes, utilities, and promotion	37,230	22,960	52,184	20,457
Other operating	12,732	4,704	18,036	3,611
Management, leasing, and development services	1,558		1,539
General and administrative (2)	8,615		11,369
Restructuring charge			3,031
Interest expense	16,145	21,126	23,382	18,255
Depreciation and amortization	27,156	14,667	24,553	11,939
Total expenses	103,436	63,457	134,094	54,262

Nonoperating income (expense)	1,010	(1)	891	(22)
	37,557	27,542	42,841	26,387
Income tax expense	(584)		(683)
Equity in income of Unconsolidated Joint Ventures	15,219		14,479
	52,192		56,637
Gain on dispositions, net of tax (3)	437
Net income	52,629		56,637
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(2,780)		(2,643)
Noncontrolling share of income of TRG	(13,151)		(14,057)
Distributions to participating securities of TRG	(492)		(471)
Preferred stock dividends	(5,784)		(5,784)
Net income attributable to Taubman Centers, Inc. common shareowners	30,422		33,682

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	80,858	63,335	90,776	56,581
EBITDA - outside partners' share	(5,451)	(28,027)	(5,566)	(24,819)
Beneficial interest in EBITDA	75,407	35,308	85,210	31,762
Beneficial interest expense	(14,439)	(11,431)	(21,273)	(10,006)
Beneficial income tax expense - TRG and TCO	(584)		(683)
Beneficial income tax expense (benefit) - TCO	(184)		112
Non-real estate depreciation	(679)		(888)
Preferred dividends and distributions	(5,784)		(5,784)
Funds from Operations attributable to partnership unitholders and participating securities of TRG	53,737	23,877	56,694	21,756

STRAIGHTLINE AND PURCHASE ACCOUNTING ADJUSTMENTS:
Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	452	533	399	310
The Mall at Green Hills purchase accounting adjustments - minimum rents increase	91		229
El Paseo Village and The Gardens on El Paseo purchase accounting
adjustments - interest expense reduction	306		306
Waterside Shops purchase accounting adjustments - interest expense reduction		263		263
U.S. headquarters purchase accounting adjustment - interest expense reduction			183

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method. International Plaza's operations were consolidated through the January 2014 disposition date. Subsequent to the disposition, the Company's remaining 50.1% interest is accounted for under the equity method within Unconsolidated Joint Ventures. In addition, Arizona Mills' operations were accounted for under equity method through the disposition in January 2014. The results of the centers sold to Starwood were consolidated through the October 2014 disposition.

(2)
During the three months ended September 30, 2015, a reversal of $2.7 million of prior period share-based compensation expenses was recognized upon the announcement of an executive management transition.

(3)	During the three months ended September 30, 2015, an adjustment to the tax on the disposition of interests in International Plaza was recognized, reducing the amount of the tax by $0.4 million.

Taubman Centers/8

TAUBMAN CENTERS, INC.
Table 3 - Income Statement
For the Nine Months Ended September 30, 2015 and 2014
(in thousands of dollars)
	2015		2014
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES (1)	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	228,920	159,207	291,113	143,098
Percentage rents	9,039	5,510	11,019	5,427
Expense recoveries	137,138	96,159	187,439	83,144
Management, leasing, and development services	9,665		8,605
Other	16,183	9,912	22,631	6,521
Total revenues	400,945	270,788	520,807	238,190

EXPENSES:
Maintenance, taxes, utilities, and promotion	103,970	67,231	148,955	60,449
Other operating	40,630	14,781	49,582	13,035
Management, leasing, and development services	4,099		4,520
General and administrative (2)	32,595		34,493
Restructuring charge			3,031
Interest expense	44,451	63,148	74,946	54,284
Depreciation and amortization	77,575	42,536	96,521	34,731
Total expenses	303,320	187,696	412,048	162,499

Nonoperating income (expense) (3)	3,712	4	(3,327)	(25)
	101,337	83,096	105,432	75,666
Income tax expense	(2,110)		(1,693)
Equity in income of Unconsolidated Joint Ventures	46,298		41,222
	145,525		144,961
Gain on dispositions, net of tax (4)	437		476,887
Net income	145,962		621,848
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(8,043)		(8,013)
Noncontrolling share of income of TRG	(35,815)		(170,922)
Distributions to participating securities of TRG	(1,477)		(1,409)
Preferred stock dividends	(17,353)		(17,353)
Net income attributable to Taubman Centers, Inc. common shareowners	83,274		424,151

SUPPLEMENTAL INFORMATION:
EBITDA - 100% (5)	223,363	188,780	763,519	164,681
EBITDA - outside partners' share	(15,733)	(83,055)	(17,840)	(72,345)
Beneficial interest in EBITDA (5)	207,630	105,725	745,679	92,336
Gain on dispositions			(486,620)
Beneficial interest expense	(39,357)	(34,199)	(68,687)	(29,805)
Beneficial income tax expense - TRG and TCO	(2,110)		(1,693)
Beneficial income tax expense - TCO	104		258
Non-real estate depreciation	(2,314)		(2,578)
Preferred dividends and distributions	(17,353)		(17,353)
Funds from Operations attributable to partnership unitholders and participating securities of TRG	146,600	71,526	169,006	62,531

STRAIGHTLINE AND PURCHASE ACCOUNTING ADJUSTMENTS:
Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	79	1,422	1,206	866
The Mall at Green Hills purchase accounting adjustments - minimum rents increase	271		620
El Paseo Village and The Gardens on El Paseo purchase accounting
adjustments - interest expense reduction	917		917
Waterside Shops purchase accounting adjustments - interest expense reduction		788		788
U.S. headquarters purchase accounting adjustment - interest expense reduction	182		425

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method. International Plaza's operations were consolidated through the January 2014 disposition date. Subsequent to the disposition, the Company's remaining 50.1% interest is accounted for under the equity method within Unconsolidated Joint Ventures. In addition, Arizona Mills' operations were accounted for under equity method through the disposition in January 2014. The results of the centers sold to Starwood were consolidated through the October 2014 disposition.

(2)
During the nine months ended September 30, 2015, a net reversal of $2.0 million of prior period share-based compensation expenses was recognized upon the announcement of an executive management transition.

(3)
Nonoperating expense for the nine months ended September 30, 2014 includes $5.5 million in connection with the discontinuation of hedge accounting related to the MacArthur interest rate swap and $1 million of disposition costs related to the sale of centers to Starwood.

(4)
During the nine months ended September 30, 2014, the gain on dispositions of interests in International Plaza, Arizona Mills, and land in Syosset, New York related to the former Oyster Bay project is net of income tax expense of $9.7 million. During the nine months ended September 30, 2015, an adjustment to the tax on the gain on the disposition of interests in International Plaza was recognized, reducing the amount of the tax by $0.4 million.

(5)
For the nine months ended September 30, 2014, EBITDA includes the Company's $486.6 million (before tax) gain from the dispositions of interests in International Plaza, Arizona Mills, and land in Syosset, New York related to the former Oyster Bay project.

Taubman Centers/9

TAUBMAN CENTERS, INC.
Table 4 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Three Months Ended September 30, 2015 and 2014
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2015			2014
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit
Net income attributable to TCO common shareowners - Basic	30,422	60,713,379	0.50	33,682	63,317,680	0.53

Add impact of share-based compensation	109	712,736		121	770,062

Net income attributable to TCO common shareowners - Diluted	30,531	61,426,115	0.50	33,803	64,087,742	0.53

Add depreciation of TCO's additional basis	1,617		0.03	1,617		0.03
Add (less) TCO's additional income tax expense (benefit)	(184)		(0.00)	112		0.00

Net income attributable to TCO common shareowners,
excluding step-up depreciation and additional income tax expense (benefit)	31,964	61,426,115	0.52	35,532	64,087,742	0.55

Add noncontrolling share of income of TRG	13,151	25,063,349		14,057	25,136,102
Add distributions to participating securities of TRG	492	871,262		471	871,262

Net income attributable to partnership unitholders
and participating securities	45,607	87,360,726	0.52	50,060	90,095,106	0.56

Add (less) depreciation and amortization:
Consolidated businesses at 100%	27,156		0.31	24,553		0.27
Depreciation of TCO's additional basis	(1,617)		(0.02)	(1,617)		(0.02)
Noncontrolling partners in consolidated joint ventures	(965)		(0.01)	(814)		(0.01)
Share of Unconsolidated Joint Ventures	8,658		0.10	7,277		0.08
Non-real estate depreciation	(679)		(0.01)	(888)		(0.01)

Less gain on dispositions, net of tax	(437)		(0.01)
Less impact of share-based compensation	(109)		(0.00)	(121)		(0.00)

Funds from Operations attributable to partnership unitholders
and participating securities of TRG	77,614	87,360,726	0.89	78,450	90,095,106	0.87

TCO's average ownership percentage of TRG - basic (1)	70.8%			71.6%

Funds from Operations attributable to TCO's common shareowners,
excluding additional income tax benefit (expense) (1)	54,936		0.89	56,157		0.87

Add (less) TCO's additional income tax benefit (expense)	184		0.00	(112)		(0.00)

Funds from Operations attributable to TCO's common shareowners (1)	55,120		0.89	56,045		0.87

Funds from Operations attributable to partnership unitholders
and participating securities of TRG	77,614	87,360,726	0.89	78,450	90,095,106	0.87

Reversal of executive share-based compensation expense	(2,668)		(0.03)
Beneficial share of disposition costs related to the Starwood sale				513		0.01
Restructuring charge				3,031		0.03
Beneficial share of discontinuation of hedge accounting - MacArthur				(162)		(0.00)

Adjusted Funds from Operations attributable to partnership unitholders
and participating securities of TRG	74,946	87,360,726	0.86	81,832	90,095,106	0.91

TCO's average ownership percentage of TRG - basic (2)	70.8%			71.6%

Adjusted Funds from Operations attributable to TCO's common shareowners,
excluding additional income tax benefit (expense) (2)	53,048		0.86	58,578		0.91

Add (less) TCO's additional income tax benefit (expense)	184		0.00	(112)		(0.00)

Adjusted Funds from Operations attributable to TCO's common shareowners (2)	53,232		0.86	58,466		0.91

(1)
For the three months ended September 30, 2015, Funds from Operations attributable to TCO's common shareowners was $54,124 using TCO's diluted average ownership percentage of TRG of 69.5%. For the three months ended September 30, 2014, Funds from Operations attributable to TCO's common shareowners was $55,022 using TCO's diluted average ownership percentage of TRG of 70.3%.

(2)
For the three months ended September 30, 2015, Adjusted Funds from Operations attributable to TCO's common shareowners was $52,270 using TCO's diluted average ownership percentage of TRG of 69.5%. For the three months ended September 30, 2014, Adjusted Funds from Operations attributable to TCO's common shareowners was $57,398 using TCO's diluted average ownership percentage of TRG of 70.3%.

Taubman Centers/10

TAUBMAN CENTERS, INC.
Table 5 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Nine Months Ended September 30, 2015 and 2014
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2015			2014
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit
Net income attributable to TCO common shareowners - Basic	83,274	61,778,051	1.35	424,151	63,249,400	6.71

Add distributions to participating securities of TRG				1,409	871,262
Add impact of share-based compensation	305	795,906		2,742	755,389

Net income attributable to TCO common shareowners - Diluted	83,579	62,573,957	1.34	428,302	64,876,051	6.60

Add depreciation of TCO's additional basis	4,851		0.08	5,057		0.08
Add TCO's additional income tax expense	104		0.00	258		0.00

Net income attributable to TCO common shareowners,
excluding step-up depreciation and additional income tax expense	88,534	62,573,957	1.41	433,617	64,876,051	6.68

Add noncontrolling share of income of TRG	35,815	25,076,801		170,922	25,142,927
Add distributions to participating securities of TRG	1,477	871,262

Net income attributable to partnership unitholders
and participating securities	125,826	88,522,020	1.42	604,539	90,018,978	6.72

Add (less) depreciation and amortization:
Consolidated businesses at 100%	77,575		0.88	96,521		1.07
Depreciation of TCO's additional basis	(4,851)		(0.05)	(5,057)		(0.06)
Noncontrolling partners in consolidated joint ventures	(2,596)		(0.03)	(3,568)		(0.04)
Share of Unconsolidated Joint Ventures	25,228		0.28	21,309		0.24
Non-real estate depreciation	(2,314)		(0.03)	(2,578)		(0.03)

Less gain on dispositions, net of tax	(437)		(0.00)	(476,887)		(5.30)
Less impact of share-based compensation	(305)		(0.00)	(2,742)		(0.03)

Funds from Operations attributable to partnership unitholders
and participating securities of TRG	218,126	88,522,020	2.46	231,537	90,018,978	2.57

TCO's average ownership percentage of TRG - basic (1)	71.1%			71.6%

Funds from Operations attributable to TCO's common shareowners,
excluding additional income tax expense (1)	155,133		2.46	165,676		2.57

Less TCO's additional income tax expense	(104)		(0.00)	(258)		(0.00)

Funds from Operations attributable to TCO's common shareowners (1)	155,029		2.46	165,418		2.57

Funds from Operations attributable to partnership unitholders
and participating securities of TRG	218,126	88,522,020	2.46	231,537	90,018,978	2.57

Reversal of executive share-based compensation expense	(1,989)		(0.02)
Beneficial share of disposition costs related to the Starwood sale				954		0.01
Restructuring charge				3,031		0.03
Beneficial share of discontinuation of hedge accounting - MacArthur				5,233		0.06

Adjusted Funds from Operations attributable to partnership unitholders
and participating securities of TRG	216,137	88,522,020	2.44	240,755	90,018,978	2.67

TCO's average ownership percentage of TRG - basic (2)	71.1%			71.6%

Adjusted Funds from Operations attributable to TCO's common shareowners,
excluding additional income tax expense (2)	153,718		2.44	172,273		2.67

Less TCO's additional income tax expense	(104)		(0.00)	(258)		(0.00)

Adjusted Funds from Operations attributable to TCO's common shareowners (2)	153,614		2.44	172,015		2.67

(1)
For the nine months ended September 30, 2015, Funds from Operations attributable to TCO's common shareowners was $152,110 using TCO's diluted average ownership percentage of TRG of 69.8%. For the nine months ended September 30, 2014, Funds from Operations attributable to TCO's common shareowners was $162,421 using TCO's diluted average ownership percentage of TRG of 70.3%.

(2)
For the nine months ended September 30, 2015, Adjusted Funds from Operations attributable to TCO's common shareowners was $150,722 using TCO's diluted average ownership percentage of TRG of 69.8%. For the nine months ended September 30, 2014, Adjusted Funds from Operations attributable to TCO's common shareowners was $168,900 using TCO's diluted average ownership percentage of TRG of 70.3%.

Taubman Centers/11

TAUBMAN CENTERS, INC.
Table 6 - Reconciliation of Net Income to Beneficial Interest in EBITDA and Adjusted Beneficial Interest in EBITDA
For the Periods Ended September 30, 2015 and 2014
(in thousands of dollars; amounts attributable to TCO may not recalculate due to rounding)

	Three Months Ended		Year to Date
	2015	2014	2015	2014
Net income	52,629	56,637	145,962	621,848

Add (less) depreciation and amortization:
Consolidated businesses at 100%	27,156	24,553	77,575	96,521
Noncontrolling partners in consolidated joint ventures	(965)	(814)	(2,596)	(3,568)
Share of Unconsolidated Joint Ventures	8,658	7,277	25,228	21,309

Add (less) interest expense and income tax expense (benefit):
Interest expense:
Consolidated businesses at 100%	16,145	23,382	44,451	74,946
Noncontrolling partners in consolidated joint ventures	(1,706)	(2,109)	(5,094)	(6,259)
Share of Unconsolidated Joint Ventures	11,431	10,006	34,199	29,805
Income tax expense (benefit):
Income tax expense (benefit) on dispositions of International Plaza, Arizona Mills, and Oyster Bay	(437)		(437)	9,733
Other income tax expense	584	683	2,110	1,693

Less noncontrolling share of income of consolidated joint ventures	(2,780)	(2,643)	(8,043)	(8,013)

Beneficial interest in EBITDA	110,715	116,972	313,355	838,015

TCO's average ownership percentage of TRG	70.8%	71.6%	71.1%	71.6%

Beneficial interest in EBITDA attributable to TCO	78,365	83,732	222,858	599,493

Beneficial interest in EBITDA	110,715	116,972	313,355	838,015

Add (less):
Reversal of executive share-based compensation expense	(2,668)		(1,989)
Gain on dispositions				(486,620)
Restructuring charge		3,031		3,031
Beneficial share of disposition costs related to the Starwood sale		513		954
Beneficial share of discontinuation of hedge accounting - MacArthur		(162)		5,233

Adjusted Beneficial interest in EBITDA	108,047	120,354	311,366	360,613

TCO's average ownership percentage of TRG	70.8%	71.6%	71.1%	71.6%

Adjusted Beneficial interest in EBITDA attributable to TCO	76,476	86,153	221,468	258,036

Taubman Centers/12

TAUBMAN CENTERS, INC.
Table 7 - Reconciliation of Net Income to Net Operating Income (NOI)
For the Periods Ended September 30, 2015, 2014, and 2013
(in thousands of dollars)
	Three Months Ended				Three Months Ended				Year to Date				Year to Date
	2015		2014		2014		2013		2015		2014		2014		2013
Net income	52,629		56,637		56,637		43,243		145,962		621,848		621,848		123,202

Add (less) depreciation and amortization:
Consolidated businesses at 100%	27,156		24,553		24,553		40,982		77,575		96,521		96,521		116,262
Noncontrolling partners in consolidated joint ventures	(965)		(814)		(814)		(1,292)		(2,596)		(3,568)		(3,568)		(3,776)
Share of Unconsolidated Joint Ventures	8,658		7,277		7,277		6,365		25,228		21,309		21,309		18,538

Add (less) interest expense and income tax expense (benefit):
Interest expense:
Consolidated businesses at 100%	16,145		23,382		23,382		32,515		44,451		74,946		74,946		99,589
Noncontrolling partners in consolidated joint ventures	(1,706)		(2,109)		(2,109)		(2,163)		(5,094)		(6,259)		(6,259)		(6,540)
Share of Unconsolidated Joint Ventures	11,431		10,006		10,006		9,415		34,199		29,805		29,805		28,192
Income tax expense (benefit):
Income tax expense (benefit) on dispositions of International Plaza, Arizona Mills, and Oyster Bay	(437)								(437)		9,733		9,733
Other income tax expense	584		683		683		1,453		2,110		1,693		1,693		2,715

Less noncontrolling share of income of consolidated joint ventures	(2,780)		(2,643)		(2,643)		(2,198)		(8,043)		(8,013)		(8,013)		(6,752)

Add EBITDA attributable to outside partners:
EBITDA attributable to noncontrolling partners in consolidated joint ventures	5,451		5,566		5,566		5,653		15,733		17,840		17,840		17,068
EBITDA attributable to outside partners in Unconsolidated Joint Ventures	28,027		24,819		24,819		21,679		83,055		72,345		72,345		62,770

EBITDA at 100%	144,193		147,357		147,357		155,652		412,143		928,200		928,200		451,268

Add (less) items excluded from shopping center NOI:
General and administrative expenses	8,615		11,369		11,369		11,812		32,595		34,493		34,493		36,676
Management, leasing, and development services, net	(1,809)		(1,596)		(1,596)		(7,726)		(5,566)		(4,085)		(4,085)		(9,782)
Straight-line of rents	(1,696)		(1,195)		(1,195)		(1,706)		(3,794)		(3,482)		(3,482)		(4,320)
Gain on dispositions											(486,620)		(486,620)
Disposition costs related to the Starwood sale			519		519						960		960
Restructuring charge			3,031		3,031						3,031		3,031
Discontinuation of hedge accounting - MacArthur			(171)		(171)						5,507		5,507
Gain on sale of peripheral land															(863)
Gain on sale of marketable securities															(1,323)
Dividend income	(915)		(761)		(761)				(2,626)		(1,597)		(1,597)
Interest income	(377)		(456)		(456)		(43)		(1,596)		(764)		(764)		(144)
Other nonoperating expense (income)	283						500		506		(754)		(754)		500
Non-center specific operating expenses and other	3,934		5,628		5,628		7,987		14,243		14,587		14,587		18,503

NOI - all centers at 100%	152,228		163,725		163,725		166,476		445,905		489,476		489,476		490,515

Less - NOI of non-comparable centers	(5,931)	(1)	(22,206)	(2)	(20,608)	(3)	(27,571)	(4)	(17,083)	(1)	(72,182)	(5)	(67,589)	(6)	(85,353)	(4)

NOI at 100% - comparable centers	146,297		141,519		143,117		138,905		428,822		417,294		421,887		405,162

NOI - growth %	3.4%				3.0%				2.8%				4.1%

NOI at 100% - comparable centers	146,297		141,519		143,117		138,905		428,822		417,294		421,887		405,162

Lease cancellation income	(1,954)		(1,056)		(1,056)		(704)		(6,357)		(7,055)		(7,055)		(2,704)

NOI at 100% - comparable centers excluding lease cancellation income	144,343		140,463		142,061		138,201		422,465		410,239		414,832		402,458

NOI excluding lease cancellation income - growth %	2.8%				2.8%				3.0%				3.1%

(1)	Includes The Mall of San Juan and The Mall at University Town Center.
(2)	Includes the portfolio of centers sold to Starwood and an adjustment to reflect the allocation of costs to Starwood centers that are now being allocated to the remainder of the portfolio.
(3)	Includes the portfolio of centers sold to Starwood and Taubman Prestige Outlets Chesterfield.
(4)	Includes the portfolio of centers sold to Starwood, Taubman Prestige Outlets Chesterfield, and Arizona Mills.
(5)
Includes the portfolio of centers sold to Starwood and Arizona Mills for the approximately one-month period prior to its disposition. Includes an adjustment to reflect the allocation of costs to Starwood centers that are now being allocated to the remainder of the portfolio.

(6)	Includes the portfolio of centers sold to Starwood, Taubman Prestige Outlets Chesterfield, and Arizona Mills for the approximately one-month period prior to its disposition.

Taubman Centers/13

TAUBMAN CENTERS, INC.
Table 8 - Balance Sheets
As of September 30, 2015 and December 31, 2014
(in thousands of dollars)
	As of
	September 30, 2015	December 31, 2014
Consolidated Balance Sheet of Taubman Centers, Inc.:

Assets:
Properties	3,585,896	3,262,505
Accumulated depreciation and amortization	(1,033,056)	(970,045)
	2,552,840	2,292,460
Investment in Unconsolidated Joint Ventures	420,889	370,004
Cash and cash equivalents	263,911	276,423
Restricted cash	10,798	37,502
Accounts and notes receivable, net	44,364	49,245
Accounts receivable from related parties	3,161	832
Deferred charges and other assets	198,561	188,435
	3,494,524	3,214,901
Liabilities:
Notes payable	2,594,073	2,025,505
Accounts payable and accrued liabilities	306,892	292,802
Distributions in excess of investments in and net income of
Unconsolidated Joint Ventures	471,129	476,651
	3,372,094	2,794,958
Equity:
Taubman Centers, Inc. Shareowners' Equity:
Series B Non-Participating Convertible Preferred Stock	25	25
Series J Cumulative Redeemable Preferred Stock
Series K Cumulative Redeemable Preferred Stock
Common Stock	603	633
Additional paid-in capital	649,550	815,961
Accumulated other comprehensive income (loss)	(32,837)	(15,068)
Dividends in excess of net income	(504,163)	(483,188)
	113,178	318,363
Noncontrolling interests:
Noncontrolling interests in consolidated joint ventures	(23,277)	(14,796)
Noncontrolling interests in partnership equity of TRG	32,529	116,376
	9,252	101,580
	122,430	419,943
	3,494,524	3,214,901
Combined Balance Sheet of Unconsolidated Joint Ventures (1):
Assets:
Properties	1,619,256	1,580,926
Accumulated depreciation and amortization	(581,144)	(548,646)
	1,038,112	1,032,280
Cash and cash equivalents	33,738	49,765
Accounts and notes receivable, net	33,616	38,788
Deferred charges and other assets	38,462	33,200
	1,143,928	1,154,033
Liabilities:
Notes payable (2)	2,004,712	1,989,546
Accounts payable and other liabilities	73,789	103,161
	2,078,501	2,092,707
Accumulated Deficiency in Assets:
Accumulated deficiency in assets - TRG	(515,231)	(520,714)
Accumulated deficiency in assets - Joint Venture Partners	(404,557)	(407,870)
Accumulated other comprehensive loss - TRG	(7,396)	(5,045)
Accumulated other comprehensive loss - Joint Venture Partners	(7,389)	(5,045)
	(934,573)	(938,674)
	1,143,928	1,154,033

(1)	Unconsolidated Joint Venture amounts exclude the balances of entities that own interests in projects that are currently under development.
(2)
As the balances presented exclude those of centers under development, the Notes Payable amount excludes the construction loan outstanding for Hanam Union Square of $52.1 million ($17.9 million at TRG's share) at September 30, 2015.

Taubman Centers/14

TAUBMAN CENTERS, INC.
Table 9 - Annual Guidance
(all dollar amounts per common share on a diluted basis; amounts may not add due to rounding)

	Range for Year Ended
	December 31, 2015

Adjusted Funds from Operations per common share	3.36	3.44

Reversal of executive share-based compensation expense	0.02	0.02

Funds from Operations per common share	3.38	3.46

Real estate depreciation - TRG	(1.50)	(1.45)

Distributions to participating securities of TRG	(0.02)	(0.02)

Depreciation of TCO's additional basis in TRG	(0.10)	(0.10)

Net income attributable to common shareowners, per common share (EPS)	1.76	1.89